                                                                    Exhibit 4.2

                                 COMMON STOCK

                     THIS CERTIFICATE IS TRANSFERABLE
                        IN BOSTON, MA OR NEW YORK, NY


                              INTUITIVE SURGICAL

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                 COMMON STOCK

                    SEE REVERSE FOR STATEMENTS RELATIVE
                            TO RIGHTS, PREFERENCES,
                    PRIVILEGES AND RESTRICTIONS, IF ANY
                              CUSIP 46120E 10 7

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                          INTUITIVE SURGICAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ ALAN C. MENDELSON

SECRETARY

                            INTUITIVE SURGICAL, INC.
                                  CORPORATE
                                     SEAL
                                     1995
                                   DELAWARE

/s/ LONNIE M. SMITH

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
BANKBOSTON, N.A.
TRANSFER AGENT AND REGISTRAR

BY /s/ [ILLEGIBLE]

AUTHORIZED SIGNATURE

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
UT TEN -- as joint tenants with right of survivorship and not as tenants in common
COM PROP -- as community property

UNIF GIFT MIN ACT --       Custodian
                     ------          -----
                      (Cust)        (Minor)
                    under Uniform Gifts to Minors
                    Act
                        -------------------
                             (State)

UNIF TRF MIN ACT --
                     ------- Custodian (until age      )
                      (Cust)                      ----
                               under Uniform Transfers
                     ----------
                     to Minors Act
                                   ---------
                                    (State)


Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

-------------------------

-------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                       Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------


                                       X
                                         --------------------------------------
                                       X
                                         --------------------------------------
                                   NOTICE. THE SIGNATURE(S) TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                   AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                   IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN AND ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17d-15.